Asset Retirement Obligation (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Asset Retirement Obligation (Textual)
Retirement asset and obligation increased	$ 125,363
Asset retirement obligations, description		The Cactus Mill property was returned to Clifton as part of the terms of the Amended Lease (Note 7). The net asset retirement cost of $17,120 and obligation of $40,802 relating to the Cactus Mill property were eliminated resulting in a gain on settlement of asset retirement obligation of $20,451 recognized in general and administrative expense in the statement of operations.
Risk-free interest rate	10.00%
Undiscounted costs	$ 198,365
Asset retirement obligation increased	$ 189,000
Risk-free interest rate	10.00%